                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

               QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-2944

                        Oppenheimer Rising Dividends Fund
                        ----------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                       Date of reporting period: 1/31/2012

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)


                                            Shares        Value
                                          ----------  --------------
COMMON STOCKS--96.8%
CONSUMER DISCRETIONARY--10.0%
AUTO COMPONENTS--0.3%
Johnson Controls, Inc.                       444,930  $   14,135,426
HOTELS, RESTAURANTS & LEISURE--2.6%
McDonald's Corp.                             605,930      60,017,367
Yum! Brands, Inc.                            653,500      41,386,155
                                                      --------------
                                                         101,403,522
MEDIA--2.1%
Time Warner Cable, Inc.                      698,980      51,528,806
Walt Disney Co. (The)                        827,080      32,173,412
                                                      --------------
                                                          83,702,218
SPECIALTY RETAIL--1.9%
Limited Brands, Inc.                         945,580      39,581,979
Tiffany & Co.                                536,460      34,226,148
                                                      --------------
                                                          73,808,127
TEXTILES, APPAREL & LUXURY GOODS--3.1%
Coach, Inc.                                  650,660      45,578,733
Nike, Inc., Cl. B                            405,270      42,144,027
Ralph Lauren Corp.                           219,500      33,364,000
                                                      --------------
                                                         121,086,760
CONSUMER STAPLES--9.2%
BEVERAGES--3.4%
Anheuser-Busch InBev NV, Sponsored ADR       440,990      26,812,192
Brown-Forman Corp., Cl. B                    451,750      36,686,618
Coca-Cola Co. (The)                        1,011,810      68,327,529
                                                      --------------
                                                         131,826,339
FOOD & STAPLES RETAILING--1.0%
Costco Wholesale Corp.                       479,820      39,474,791
FOOD PRODUCTS--1.6%
Nestle SA, Sponsored ADR                     584,870      33,647,571
Unilever NV, NY Shares                       843,270      28,123,055
                                                      --------------
                                                          61,770,626
HOUSEHOLD PRODUCTS--1.5%
Colgate-Palmolive Co.                        650,070      58,974,350
TOBACCO--1.7%
Philip Morris International, Inc.            906,128      67,751,191
ENERGY--11.6%
ENERGY EQUIPMENT & SERVICES--3.8%
Baker Hughes, Inc.                           642,840      31,582,729
Halliburton Co.                              570,020      20,965,336
National Oilwell Varco, Inc.                 517,690      38,298,706
Schlumberger Ltd.                            780,300      58,655,151
                                                      --------------
                                                         149,501,922
OIL, GAS & CONSUMABLE FUELS--7.8%
Apache Corp.                                 152,160      15,045,581
Chevron Corp.                                716,020      73,807,342
Exxon Mobil Corp.                            888,845      74,431,880
Occidental Petroleum Corp.                   486,030      48,491,213


1 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)


                                            Shares          Value
                                          ----------  -------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Peabody Energy Corp.                         613,190  $  20,903,647
Royal Dutch Shell plc, ADR                 1,046,960     74,711,066
                                                      -------------
                                                        307,390,729
FINANCIALS--10.7%
CAPITAL MARKETS--1.1%
Goldman Sachs Group, Inc. (The)              138,200     15,405,154
T. Rowe Price Group, Inc.                    460,480     26,634,163
                                                      -------------
                                                         42,039,317
COMMERCIAL BANKS--2.3%
U.S. Bancorp                               1,092,240     30,823,013
Wells Fargo & Co.                          2,072,440     60,535,972
                                                      -------------
                                                         91,358,985
CONSUMER FINANCE--1.5%
American Express Co.                       1,178,390     59,084,475
DIVERSIFIED FINANCIAL SERVICES--2.3%
JPMorgan Chase & Co.                       2,401,460     89,574,458
INSURANCE--3.5%
Chubb Corp.                                  674,490     45,467,371
Marsh & McLennan Cos., Inc.                1,235,880     39,041,449
Prudential Financial, Inc.                   914,830     52,364,869
                                                      -------------
                                                        136,873,689
HEALTH CARE--12.2%
HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
Baxter International, Inc.                 1,099,970     61,026,336
Covidien plc                                 834,450     42,974,175
                                                      -------------
                                                        104,000,511
PHARMACEUTICALS--9.5%
Allergan, Inc.                               661,560     58,157,740
Bristol-Myers Squibb Co.                   2,461,880     79,371,011
Johnson & Johnson                            857,740     56,533,643
Novo Nordisk AS, Sponsored ADR               402,670     47,990,211
Pfizer, Inc.                               3,582,380     76,662,932
Roche Holding AG                             324,806     54,975,312
                                                      -------------
                                                        373,690,849
INDUSTRIALS--13.2%
AEROSPACE & DEFENSE--4.5%
General Dynamics Corp.                       544,790     37,677,676
Honeywell International, Inc.                762,120     44,233,445
Raytheon Co.                                 587,810     28,209,002
United Technologies Corp.                    876,531     68,676,204
                                                      -------------
                                                        178,796,327
AIR FREIGHT & LOGISTICS--1.5%
United Parcel Service, Inc., Cl. B           757,070     57,272,346
ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                         749,700     38,519,586
INDUSTRIAL CONGLOMERATES--1.9%
General Electric Co.                       2,219,460     41,526,097


2 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

                                                      Shares        Value
                                                    ----------  -------------
INDUSTRIAL CONGLOMERATES CONTINUED
Tyco International Ltd.                                620,590  $  31,619,061
                                                                -------------
                                                                   73,145,158
MACHINERY--3.2%
Caterpillar, Inc.                                      547,750     59,770,480
Cummins, Inc.                                          269,580     28,036,320
Deere & Co.                                            464,690     40,033,044
                                                                -------------
                                                                  127,839,844
ROAD & RAIL--1.1%
Union Pacific Corp.                                    365,380     41,766,588
INFORMATION TECHNOLOGY--21.6%
COMMUNICATIONS EQUIPMENT--4.6%
Cisco Systems, Inc.                                  4,578,530     89,876,544
QUALCOMM, Inc.                                       1,524,080     89,646,386
                                                                -------------
                                                                  179,522,930
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
Corning, Inc.                                        4,706,280     60,569,824
IT SERVICES--5.6%
Accenture plc, Cl. A                                   846,310     48,527,415
Automatic Data Processing, Inc.                      1,249,110     68,426,246
International Business Machines Corp.                  428,620     82,552,212
Visa, Inc., Cl. A                                      196,870     19,812,997
                                                                -------------
                                                                  219,318,870
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.6%
Analog Devices, Inc.                                   809,420     31,672,605
Broadcom Corp., Cl. A                                1,232,750     42,332,635
Intel Corp.                                          1,239,450     32,746,269
Taiwan Semiconductor Manufacturing Co. Ltd., ADR     4,969,612     69,972,137
Texas Instruments, Inc.                              1,355,720     43,898,214
                                                                -------------
                                                                  220,621,860
SOFTWARE--4.2%
Microsoft Corp.                                      2,993,360     88,393,921
Oracle Corp.                                         2,748,410     77,505,162
                                                                -------------
                                                                  165,899,083
MATERIALS--4.6%
CHEMICALS--3.4%
E.I. du Pont de Nemours & Co.                          708,560     36,058,618
Monsanto Co.                                           520,180     42,680,769
Mosaic Co. (The)                                       266,990     14,943,430
Praxair, Inc.                                          351,730     37,353,726
                                                                -------------
                                                                  131,036,543
METALS & MINING--1.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. B          1,044,910     48,285,291
TELECOMMUNICATION SERVICES--1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
AT&T, Inc.                                           1,166,110     34,295,295
Verizon Communications, Inc.                         1,002,890     37,768,837
                                                                -------------
                                                                   72,064,132

3 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)


                                                          Shares          Value
                                                       ------------  ---------------

UTILITIES--1.9%
ELECTRIC UTILITIES--1.9%
NextEra Energy, Inc.                                        626,130  $    37,473,881
Southern Co.                                                808,600       36,839,811
                                                                     ---------------
                                                                          74,313,692

                                                                     ---------------
Total Common Stocks (Cost $3,372,932,867)                              3,796,420,359
                                                                     ---------------

INVESTMENT COMPANY--3.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.23% (1,2) (Cost $116,944,592)                         116,944,592      116,944,592

Total Investments, at Value (Cost $3,489,877,459)              99.8%   3,913,364,951
Other Assets Net of Liabilities                                 0.2        8,061,856
                                                       ------------  ---------------
Net Assets                                                    100.0% $ 3,921,426,807
                                                       ============  ===============

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES          GROSS         GROSS           SHARES
                                                      OCTOBER 31, 2011   ADDITIONS     REDUCTIONS   JANUARY 31, 2012
                                                      ----------------  ------------  ------------  ----------------

Oppenheimer Institutional Money Market Fund, Cl. E          56,725,916   223,702,753   163,484,077       116,944,592


                                                          VALUE       INCOME
                                                      -------------  --------

Oppenheimer Institutional Money Market Fund, Cl. E    $ 116,944,592  $ 48,196


2. Rate shown is the 7-day yield as of January 31, 2012.

4 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2012 based on valuation input level:


                                                                      LEVEL 3--
                                   LEVEL 1--          LEVEL 2--     SIGNIFICANT
                                  UNADJUSTED     OTHER SIGNIFICANT  UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS     INPUTS          VALUE
                                ---------------  -----------------  -------------  ---------------

ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary        $   394,136,053  $              --  $          --  $   394,136,053
  Consumer Staples                  359,797,297                 --             --      359,797,297
  Energy                            456,892,651                 --             --      456,892,651
  Financials                        418,930,924                 --             --      418,930,924
  Health Care                       477,691,360                 --             --      477,691,360
  Industrials                       517,339,849                 --             --      517,339,849
  Information Technology            845,932,567                 --             --      845,932,567
  Materials                         179,321,834                 --             --      179,321,834
  Telecommunication Services         72,064,132                 --             --       72,064,132
  Utilities                          74,313,692                 --             --       74,313,692
Investment Company                  116,944,592                 --             --      116,944,592
                                ---------------  -----------------  -------------  ---------------
Total Assets                    $ 3,913,364,951  $              --  $          --  $ 3,913,364,951
                                ---------------  -----------------  -------------  ---------------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

5 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

6 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

7 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 31, 2012, the Fund had an ending monthly average market value of $63,024 written call options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended January 31, 2012 was as follows:

                                 CALL OPTIONS
                             ----------------------
                             NUMBER OF   AMOUNT OF
                             CONTRACTS   PREMIUMS
                             ---------  -----------
Options outstanding as of
October 31, 2011                    --  $        --
Options written                 25,772    1,519,727
Options closed or expired      (25,772)  (1,519,727)
                             ---------  -----------
Options outstanding as of
January 31, 2012                    --  $        --
                             =========  ===========

8 | Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS   January 31, 2012 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


Federal tax cost of securities    $   3,493,605,804
                                  =================

Gross unrealized appreciation     $     492,846,043
Gross unrealized depreciation           (73,086,896)
                                  -----------------
Net unrealized appreciation       $     419,759,147
                                  =================

9 | Oppenheimer Rising Dividends Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By: /s/ William F.Glavin, Jr.
    ---------------------------
    William F.Glavin, Jr.
    Principal Executive Officer

Date: 3/13/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    -------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 3/13/2012

By: /s/ Brian W. Wixted
    -------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 3/13/2012